UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2009

ETRIALS WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50531	20-0308891
(Commission File Number)	(IRS Employer ID Number)

4000 Aerial Center Parkway, Morrisville, North Carolina 27560
 (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (919) 653-3400

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 16, 2009, etrials Worldwide, Inc. and Merge Healthcare Incorporated issued a joint press release announcing that on June 16, 2009, Merge Healthcare, through its wholly owned subsidiary, Merge Acquisition Corp., had commenced an exchange offer for all of the outstanding shares of common stock, par value $0.0001, of etrials. Subject to the terms and conditions of the exchange offer, Merge Healthcare will exchange each validly tendered etrials share for the following consideration: (i) $0.80 in cash, without interest, and (ii) 0.3448 shares of newly issued Merge Healthcare common stock, par value $0.01. etrials stockholders who otherwise would be entitled to receive a fraction of a share of Merge Healthcare common stock pursuant to the exchange offer will instead receive an amount in cash equal to such fraction multiplied by $2.610, rounded to the nearest cent. The exchange offer is subject to certain conditions as set forth in the exchange offer documents described below. Unless otherwise extended, the exchange offer is expected to expire at 12:00 midnight, New York City time, on July 14, 2009. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Important Information

In connection with the exchange offer, Merge Healthcare filed a registration statement on Form S-4 and a tender offer statement on Schedule TO with the Securities and Exchange Commission, or SEC, on June 16, 2009 and etrials filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC on June 16, 2009. These documents contain important information about the exchange offer that you should read carefully before you make any decision with respect to the exchange offer. These documents will be made available to the stockholders of etrials at no expense to them. Investors and security holders may obtain the documents free of charge at the SEC website, www.sec.gov. In addition, such documents (and all other documents filed with the SEC) will be available free of charge at www.merge.com or www.etrials.com. You may also read and copy any reports, statements and other information filed by etrials or Merge Healthcare with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Copies of the exchange offer documents may also be obtained at no charge from Morrow & Co., LLC, the information agent for the exchange offer, toll-free at (800) 607-0088.

Safe Harbor Statement

This report contains forward-looking statements, including statements regarding the exchange offer and proposed acquisition of etrials by Merge Healthcare.  All of these forward-looking statements involve risks and uncertainties. Actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include, but are not limited to, the ability of etrials and Merge Healthcare to complete the proposed transaction.  In addition, other important factors that could cause results to differ materially include those related to the expected timing and financial or other benefits of the proposed transaction, the timing of filings and approvals related to the proposed transaction and the expected timing of the closing of the proposed transaction, the ability of etrials and Merge Healthcare to execute their business strategy if the proposed transaction is consummated, strategic decisions regarding etrials’ and Merge Healthcare’s businesses, and  general financial, economic, regulatory and political conditions affecting the economy and the pharmaceutical industries generally. More information about potential factors that could cause actual results to differ from the forward-looking statements included in this report is included in etrials’ filings with the SEC, including the “Risk Factors” section of etrials’ Annual Report on Form 10-K for the year ended December 31, 2008, and in Merge Healthcare’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2008. All forward-looking statements are based on information available to etrials on the date hereof, and etrials assumes no obligation to update such statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Joint press release, dated June 16, 2009, of etrials Worldwide, Inc. and Merge Healthcare Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ETRIALS WORLDWIDE, INC.

Date: June 16, 2009	By:	/s/ Joseph F. Trepanier, III
Joseph F. Trepanier, III
President and Chief Financial Officer